NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED JUNE 16, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

AND

TO THE PROSPECTUS DATED OCTOBER 31, 2009,

EACH AS PREVIOUSLY SUPPLEMENTED MARCH 1, 2010 AND JUNE 1, 2010

Gunther Stein has been named portfolio manager for the assets of the fund managed by Symphony Asset Management LLC (“Symphony”), one of the fund’s sub-advisers, succeeding David Wang and Rick Brandt, who are no longer portfolio managers of the fund.

Mr. Stein is Director of Investment Strategies at Symphony. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH THE FUND’S

SUMMARY PROSPECTUS OR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MLCV2-0610P